UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2024

Trio Petroleum Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-41643	87-1968201
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Business Park South, Suite 115

Bakersfield, CA 93309

(661) 324-3911

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

ATM Agreement

On September 26, 2024, Trio Petroleum Corp., a Delaware corporation (the “Company”), entered into a Sales Agreement (the “ATM Agreement”) with Spartan Capital Securities, LLC as agent (the “Sales Agent”) pursuant to which the Company may issue and sell shares of its common stock, $0.0001 par value per share, having an aggregate offering price of up to $4,800,000 (the “Shares”), from time to time through the Sales Agent (the “Offering”). On September 27, 2024, the Company also filed a prospectus supplement with the Securities and Exchange Commission (the “Commission”) in connection with the Offering (the “Prospectus Supplement”) under its existing Registration Statement on Form S-3 (File No 333-281813), which became effective on September 10, 2024 (the “Registration Statement”).

Upon delivery of a Sales Notice (as such term is defined in the ATM Agreement) and subject to the terms and conditions of the ATM Agreement, the Sales Agent may sell the Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on or through the NYSE American or on any other existing trading market for the Company’s common stock.

The Company will designate the maximum amount of common stock to be sold through the Sales Agent in any placement under the Offering. Subject to the terms and conditions of the ATM Agreement, the Sales Agent has agreed to use its commercially reasonable efforts to sell on the Company’s behalf all of the Shares requested to be sold by the Company. The Company may instruct the Sales Agent not to sell any Shares if the sales cannot be effected at or above a price designated by the Company in a Sales Notice. The Company or the Sales Agent may suspend the offering of the Shares being made through the Sales Agent under the ATM Agreement upon proper notice to the other party. The Company and the Sales Agent each have the right, by giving written notice as specified in the ATM Agreement, to terminate the ATM Agreement in each party’s sole discretion at any time.

The ATM Agreement provides that the Sales Agent will be entitled to aggregate compensation for its services up to 3.0% of the gross sales price of all Shares sold through the Sales Agent under the ATM Agreement. The Company has no obligation to sell any Shares under the ATM Agreement. The Company has agreed in the ATM Agreement to provide indemnification and contribution to the Sales Agent against certain liabilities, including liabilities under the Securities Act.

The Shares will be offered and sold pursuant to the Registration Statement, and offerings of the Shares will be made only by means of the Prospectus Supplement. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the Shares, nor shall there be any offer, solicitation or sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

The foregoing description of the material terms of the ATM Agreement is qualified in its entirety by reference to the full text of the ATM Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The legal opinion of Ellenoff Grossman & Schole LLP, counsel to the Company, relating to the Shares being offered is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Amendment No. 1 to Peterson Note

As reported in the Company’s Current Report on Form 8-K, filed with the Commission on April 1, 2024, on March 26, 2024, the Company borrowed $125,000 from its consultant and former Chief Executive Officer, Michael L. Peterson, in connection with which the Company delivered to Mr. Peterson an Unsecured Subordinated Promissory Note in the principal amount of $125,000 (the “Peterson Note”).

On September 26, 2024, the Company entered into a letter agreement with Mr. Peterson (the “Amendment No. 1 to Peterson Note”) (i) extending the maturity date from September 26, 2024 to October 28, 2024, (ii) permitting the Company to make the payment of the principal of, or accrued interest on, the Peterson Note within five days after receiving written notice from Mr. Peterson of any such payment failure when the same becomes due or payable and (iii) providing for the an extension fee of $5,000 to the principal of the Peterson Note and the same extension fee for each additional extension of the maturity date of the Peterson Note as applicable.

The above description of the Amendment No. 1 to Peterson Note is qualified in its entirety by the Amendment No. 1 to Peterson Note, a copy of which are attached as Exhibit 10.2, respectively, to this Current Report on Form 8-K.

Amendment No.3 to the Leasehold Acquisition and Development Option Agreement and Asset Acquisition

As reported in the Company’s Current Report on Form 8-K, filed with the Commission on January 5, 2024 (the “January 5th Form 8-K), on November 10, 2023, the Company entered into a Leasehold Acquisition and Development Option Agreement (the “Asphalt Ridge Option Agreement”) with Heavy Sweet Oil LLC (“Heavy Sweet”). Pursuant to the Asphalt Ridge Option Agreement, the Company acquired an option to purchase up to a 20% production share in certain leases in a long-developed oil and gas area of eastern Utah, southwest of Vernal, Utah, totaling 960 acres. Heavy Sweet holds the right to such leases below 500 ft depth from surface (the “Asphalt Ridge Leases”) and the Company acquired the option to participate in Heavy Sweet’s initial 960 acre drilling and production program on such Asphalt Ridge Leases (the “Asphalt Ridge Option”).

As also reported in the January 5th Form 8-K, on December 29, 2023, the Company and Heavy Sweet entered into an Amendment to Leasehold Acquisition and Development Agreement (“Amendment”), pursuant to which the Company and Heavy Sweet amended the Asphalt Ridge Option Agreement to provide that, within three (3) business days of the effective date of the Amendment, the Company would fund $200,000 of the $2,000,000 total purchase price in advance of Heavy Sweet satisfying the closing conditions set forth in the Asphalt Ridge Option Agreement, in exchange for the Company receiving an immediate 2% interest in the Asphalt Ridge Leases, which advanced funds would be used solely for the building of roads and related infrastructure in furtherance of the development plan (the “Development Plan”).

As report in the Company’s Current Report on Form 8-K, filed with the Commission on August 8, 2024, on August 5, 2024, the Company and Heavy Sweet entered into Amendment No. 2 to the Asphalt Ridge Option Agreement (“Amendment No. 2”), pursuant to which the Company and Heavy Sweet extended the expiration date of the option by two months from August 10, 2024 to October 10, 2024.

On September 26, 2024, the Company and Heavy Sweet entered into Amendment No. 3 to the Asphalt Ridge Option Agreement (“Amendment No. 3”), pursuant to which the Company and Heavy Sweet extended the expiration date of the option by two months from October 10, 2024 to December 10, 2024.

The above description of Amendment No. 3 is qualified in its entirety by the text of Amendment No. 3, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Ellenoff Grossman & Schole LLP
10.1	Sales Agreement, dated September 26, 2024, between the Company and Spartan Capital Securities, LLC
10.2	Amendment No. 1 to Unsecured Subordinated Promissory Note, dated September 26, 2024.
10.3	Amendment No. 3 to Leasehold Acquisition and Development Option Agreement, dated as of September 26, 2024.
23.1	Consent of Ellenoff Grossman & Schole LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2024

Trio Petroleum Corp.

By:	/s/ Robin Ross
Name:	Robin Ross
Title:	Chief Executive Officer